SECURITIES PURCHASE AGREEMENT


                  SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of March 15, 1996 by and among Network Imaging Corporation, a Delaware corporation, with headquarters located at 500 Huntmar Park Drive, Virginia 22070 (the "Company"), and the undersigned (collectively, the "Buyer").


                  WHEREAS:


                   A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");


                   B. The Buyer wishes to purchase, in the amounts and upon the terms and conditions stated in this Agreement, shares of the Company's common stock, par value 4.0001 per share (the "Common Stock"); and


                   C. Contemporaneous with the closing pursuant to this Agreement, the Company is issuing to the Buyer certain warrants to purchase shares of the Common Stock (the "warrants"), and the parties hereto are executing and delivering a Registration Rights Agreement (the "Registration rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;


                  NOW THEREFORE, the Company and the Buyer hereby agree as follows:


 1.       PURCHASE AND SALE OF COMMON STOCK


                   (a) Purchase of Common Stock. The Company shall issue and sell to the Buyer and the Buyer shall purchase 934,634 shares of Common Stock (the "Common Shares"), which number of shares shall not result in beneficial ownership (as that term is defined under Rule 13d-3 promulgated under the 1934 Act (as hereinafter defined)) by the Buyer or more than four and ninety five-hundredths percent (4.95%) of the outstanding shares of Common Stock. The per share purchase price for the Common Shares shall be $3.4238, which is equal to eighty-three percent (83%) of the average (rounded to the nearest thousandth) closing bid price for the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") during the five (5) consecutive trading days ending March 14, 1996 (the "Closing Date Average Market Price").


                   (b) Issuance of the Warrants. In consideration of the Buyer's purchase of the Common Shares, the Company agrees to issue to the Buyer at the closing, without separate consideration, the Warrants to purchase 64,000 shares of Common Stock (the "Warrant Shares"). The exercise price of the Warrants shall be $4.5375 per Warrant Share, subject to adjustment as provided therein. The Warrants shall expire one year from the date the registration statement required to be filed by the Company pursuant to Section 2(a) of the Registration Rights Agreement, is declared effective by the SEC and shall be in the form attached hereto as Exhibit A. The Common Shares and the Warrants are hereafter collectively referred to as the "Securities."


                   (c) Form of Payment. The Buyer shall pay the $3,200,000 purchase price for the Common Shares (the "Purchase Price") by wire transfer of United States Dollars to the Company on the Closing Date (as defined below). The Company shall promptly deliver stock certificates, duly executed on behalf of the Company, representing the Common Shares (the "Stock Certificates") and the Warrants on the Closing Date.


                   (d) Closing Date. The date and time of the issuance and sale of the Common Shares (the "Closing Date") shall be no later than 4:00 p.m. Eastern Standard Time on March 19, 1996.


 2.       BUYER'S REPRESENTATIONS AND WARRANTIES


                  The Buyer represents and Warrants to the Company that:


                   (a) Investment Purpose. The Buyer is purchasing the Common Shares and accepting the Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof except pursuant to sales registered under the 1933 Act.


                   (b) Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in rule 501(a)(3) of Regulation D.


                   (c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.


                   (d) Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the Securities involves a high degree of risk.


                   (e) Government Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.


                   (f) Transfer or Resale. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Common Shares, the Warrants, the Warrant Shares, and the shares of Common Stock that may be issued to the Buyer pursuant to Section 2(c) of the Registration Rights Agreement (the "Damage Shares") have not been and are not being registered under the 1933 Act or any state Securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to the Registration rights Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.


                   (g) Legends. The Buyer understands that the Warrants and, until such time as the Common Shares, the Warrant Shares, and the Damage Shares (collectively, the "Registrable Securities") have been sold pursuant to an effective registration statement under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates for the Registrable Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                  The Securities represented by this certificate have not been registered under the Securities act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration is not required under said Act.


                   (h) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.


                   (i) No Conflicts. The execution, delivery and performance of this Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the Buyer's charter documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Buyer or by which any property or asset of the Buyer is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Buyer is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.


                   (j) Residency. The Buyer is a resident of the country specified in its address on the signature page hereof.


 3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.


                  The Company represents and Warrants to the Buyer that:


                   (a) Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.


                   (b) Authorization Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Registrable Securities and the Warrants, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.


                   (c) Capitalization. As of March 8, 1996, the amortized capital stock of the Company consists of (i) 50,000,000 shares of Common Stock of which 19,044,264 shares were issued and outstanding, and (ii) 20,000,000 shares of preferred stock, $.0001 par value, of which 3,397,413 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or preferred stock are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in
Schedule 3(c), as of March 8, 1996, (i) there are no outstanding options, warrants, script, rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries is obliged to register the sale of any of its or their securities under the 1993 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation") and the Company's By-laws, as in effect on the date hereof (the "By-laws"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.


                   (d) Issuance of Shares. The Registrable Securities and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.


                   (e) No Conflicts. The execution, delivery and performance of this agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others, any rights of termination, amendment, acceleration or cancellation or, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation , order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted through the date of the expiration of any unexercised Warrants issued to the Buyer, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in the United states in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.


                   (f) SEC Documents, Financial Statements. Since January 1, 1993, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, the SEC Documents as of their respective dates, complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made, not misleading. Except as disclosed in the documents referred to in
Section 2(d) hereof or in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer and referred to in Section 2(d) of this Agreement, when made, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they were made, not misleading. In the aggregate, the information provided by or on behalf of the Company to the Buyer and referred in Section 29d), including without limitation the SEC Documents, does not omit or state a material fact or contain material inaccuracies.


                   (g) Absence of Certain Changes. Since September 30, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the documents referred to in
Section 2(d) hereof or in the SEC Documents.


                   (h) Absence of Litigation. Except as disclosed in Schedule 3(h), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.


 4.       COVENANTS.


                   (a) Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.


                   (b) Form D: Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyer at the closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.


                   (c)  Reporting  Status.  Until such date as is the earlier of
(i) at least three (3) years after the date of the expiration of all the Warrants, or (ii) the date on which (a) all of the Warrants have been exercised or expired, and (b) no Registrable Securities are held by any Investor (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.


                   (d) Use of Proceeds. Without the consent of a majority in interest of the Registrable Securities, the Company shall not use the proceeds from the sale of the Common Shares for anything other than the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person; provided that it is understood that the Company may be required to pay a finder's fee in connection with the transactions provided for herein.


                   (e) Expenses. The Company shall pay all expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the Registration Rights Agreement, including, without limitation, Buyer's attorneys' fees and expenses.


                   (f) Financial Information. The Company agrees to send the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Registrable securities and Warrants: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one day after release, copies of all press releases issued by the Company or any of its subsidiaries.


                   (g) Reservation of Shares. The Company shall at all times have authorized, and reserves for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants and issuance of the Damage Shares.


                   (h) Listing. The Company shall promptly secure the listing of the Registrable Securities upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Registrable Securities from time to time issuable under the terms of this Agreement and the Registration Rights Agreement.


 5.       TRANSFER AGENT INSTRUCTIONS.


                  The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Warrant Shares and Damage Shares in such amounts as specified from time to time by the Company to the transfer agent in accordance with the terms of the applicable security. Prior to sale of the Registrable Securities pursuant to an effective registration statement, certificates for the Registrable Securities shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company shall provide instructions and opinions of counsel to its transfer agent in accordance with Section 3(o) of the Registration Rights Agreement. The company warrants that, except as may be required by applicable law, no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof prior to registration of the Registrable Securities under the 1933 Act, will be given by the Company to its transfer agent and that the Warrants and the Registrable Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the securities and the Registrable Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer or any of the Warrants or the Registrable Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Common Shares, the Warrant Shares or the Damage Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.


 6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.


                  The obligation of the Company hereunder to sell the Common Shares and issue the Warrants is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.


                   (a) The parties shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to each other.


                   (b) The Buyer shall have delivered the Purchase Price to the Company.


                   (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date. The Company shall have received a certificate, executed by the president of the Buyer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company.


 7.       CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.


                  The obligation of the Buyer hereunder to purchase the Common Shares and accept the Warrants is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion.


                   (a) The parties shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to each other.


                   (b) Until the Closing Date, the Common Stock shall be authorized for quotation on NASDAQ-NMS, and trading in the Common Stock (or on NASDAQ-NMS generally) shall not have been suspended by the SEC or NASDAQ.


                   (c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

                   (d) The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit B attached hereto.


                   (e) The Buyer shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.


                   (f) The Company shall have delivered to the Buyer the Stock Certificates and the Warrants.


 8.       GOVERNING LAW; MISCELLANEOUS.


                   (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia without regard to the principles of conflict of laws.


                   (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.


                   (c)  Headings.   The  headings  of  this  Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.


                   (d) Severability. If any provisions of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.


                   (e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.


                   (f) Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid,


                  If to the Company:

                  Network Imaging Corporation
                  500 Huntmar Park Drive
                  Herndon, Virginia  22070
                  Telephone:  (703) 478-2260
                  Telecopy:  (703) 478-0145
                  Attention:  Robert P. Bernardie

                  With copy to:

                  Jones & Blouch L.L.P.
                  1025 Thomas Jefferson Street, N.W.
                  Washington, D.C.  20007
                  Telephone:  (202) 223-3500
                  Telecopy:  (202) 223-4593
                  Attention:  John W. Blouch, Esq.

                  If to the Buyer, at the addresses on the signature page

                  With copy to:

                  Genessee Advisers
                  11921 Freedom Drive, Suite 550
                  Reston, VA  22090
                  Telephone: (703) 904-4349
                  Telecopy: (703) 834-6627
                  Attention:  Neil T. Chau

                  And:

                  Klehr, Harrison, Harvey, Branzburg & Ellers
                  1401 Walnut Street
                  Philadelphia, PA  19102
                  Telephone: (215) 569-3399
                  Telecopy:  (215) 569-6060
                  Attention:  Jason M. Shargel, Esq.

and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four days after deposit with the United States Postal Service. Each party shall provide notice to the other party of any change in address.

                   (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent to the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought). Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, with the consent of the Company.


                   (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.


                   (i) Survival. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Section 4, 5 and 8 shall survive the closing.


                   (j) Publicity. The Company and the Buyer shall have the right to approve before issuance and press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof.).


                   (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


                   (l) Termination. In the event that the closing shall not have occurred on or before thirty (30) days from the date hereof, this Agreement shall terminate at the close of business on such date.


                  IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed under seal.


NETWORK IMAGING CORPORATION


By:
Name:
Its:


GFL PERFORMANCE FUND LTD.



By:
Name:
Its:


Address:          Genesee Fund Limited
                  CITCO Building
                  Wickhams Cay
                  P.O. Box 662
                  Road Town, Tortola
                  British Virgin Islands


                  Administrator
                  Curacao International Trust Co. N.V.
                  Kaya Flamboyan 9
                  P.O. Box 812
                  Curacao, Netherland Antilles

                                                                       Exhibit A
                                                                              to
                                                             Securities Purchase
                                                                       Agreement



                  WARRANT TO PURCHASE 64,000 SHARES OF COMMON STOCK. VOID AFTER 5:00 P.M. EASTERN STANDARD TIME ON THE DATE THAT IS ONE YEAR AFTER THE EFFECTIVE DATE (AS DEFINED HEREIN). THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


NO.______________________                                          64,000 SHARES


                           NETWORK IMAGING CORPORATION


                  This certifies that, for value received, GFL Performance Fund Ltd., the registered holder hereof, or assigns (the "Warrantholder") is entitled to purchase from Network Imaging Corporation, a Delaware corporation (the "Company"), at any time on and after the "Effective Date", which is the date the Registration Statement (filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 2(a) of a certain Registration Rights Agreement of even date herewith by and among the parties hereto) is declared effective by the SEC, and before 5:00 P.M., Eastern Standard Time, on the date that is one year after the Effective Date (the "Termination Date"), at the purchase price of $4.5375 per share (the "Exercise Price"), the number of shares of Common Stock, par value 4.0001 per share (the "Common Stock"), of the Company set forth above (the "Warrant Stock"); provided, however, that in no event shall the Warrantholder be entitled to exercise this Warrant if, after giving effect to such exercise, the number of shares of Common Stock beneficially owned by the Warrantholder and all other holders of Common Stock whose holdings would be aggregated with the Warrantholder for purposes of calculating beneficial ownership in accordance with Section 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("Sections 13(d) and 16"), including without limitation any person serving as an adviser to any holder (collectively, the "Related Persons"), would exceed four and ninety-five hundredths percent (4.95%) of the outstanding shares of Common Stock (calculated in accordance with Section 13(d) and 16). The Common Stock issuable upon exercise of Warrants for the purchase of Common Stock held by the Warrantholder or the Related Persons shall not be deemed to be beneficially owned by the Warrantholder or such Related Persons for this purpose. The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.


SECTION I.  TRANSFER OR EXCHANGE OF WARRANT


                  The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office, upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.


SECTION II.  TERM OF WARRANT; EXERCISE OF Warrants


                  A. Termination. The Company, in its sole discretion, may extend the Termination date with respect to the exercise of this Warrant upon notice to the Warrantholder. As sued herein, "Termination Date" shall be deemed to include any such extensions.


                  B. Exercise. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or certified or official bank check.


                  C. Warrant Certificate. Subject to section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder, by the second trading day after exercise, a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in
Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.


SECTION III.  PAYMENT OF TAXES


                  The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.


SECTION IV.  MUTILATED OR MISSING WARRANT CERTIFICATES


                  In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also reasonably satisfactory to the Company.


SECTION V.  RESERVATION OF SHARES OF WARRANT STOCK


                  There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.


SECTION VI.  FRACTIONAL SHARES.


                  No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Exercise Price then in effect.


SECTION VII.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.


                  A. Stock Dividends, Splits and Combinations. In case the Company shall hereafter (i) pay a dividend in shares of Common Stock, (ii)
subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, then, and in each case, the number of shares of Common Stock which the Warrantholder is entitled to purchase pursuant to this Warrant immediately prior to the happening of any such events shall be adjusted so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock which the Warrantholder would have owned or would have been entitled to receive immediately following the happening of such event had this Warrant been exercised immediately prior thereto, and the Exercise Price shall be correspondingly adjusted. An adjustment made pursuant to this provision shall become effective immediately after the record date in the case of a dividend and immediately after the effective date in the case of a subdivision or combination.


                  B. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the property of the Company, the Warrantholder shall thereafter have the right to purchase upon the exercise of this Warrant the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrantholder were the owner of the shares of Warrant Stock underlying this Warrant immediately prior to any such events at the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrantholder had exercised this Warrant.


SECTION VII.  NOTICES OF WARRANTHOLDERS.


                  So long as this Warrant shall be outstanding  and  unexercised
(a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscriptions or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of the Company t another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten
(10) days prior to the date specified in (i) or (ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.


SECTION IX.  DELIVERY OF NOTICES


                  Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 500 Huntmar Drive, Herndon, VA 22070, Attention: Robert P. Bernardie, and (b) if to the Warrantholder to it at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.


SECTION X.  SUCCESSORS.


                  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.


SECTION XI.  APPLICABLE LAW.


                  This Warrant shall be deemed to be a contract made under the laws of the Commonwealth of Virginia to agreements made and to be performed entirely in Virginia for all purposes shall be construed in accordance with the internal laws of Virginia giving effect to the conflicts of laws principles thereof.


SECTION XII.  BENEFITS OF THIS Agreement.


                  Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.


                  IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the 19th day of March, 1996.


                                   NETWORK IMAGING CORPORATION



                                   By:
                                   Name:
                                   Title:


                                   GFL PERFORMANCE FUND LTD.


                                   By:
                                   Name:
                                   Title:

                                   Address of Warrantholder:

                                   Genesee Fund Limited
                                   CITCO Building
                                   Wickhams Cay
                                   P.O. Box 662
                                   Road Town, Tortola
                                   British Virgin Islands

                                   Administrator
                                   Curacao International Trust Co. N.V.
                                   Kaya Flamboyan 9
                                   P.O. Box 812
                                   Curacao, Netherland Antilles

                                  PURCHASE FORM


                  The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of ______ shares of Common Stock, par value $.0001 per share, of Network Imaging Corporation and hereby makes payment of $_________ in payment of the actual exercise price thereof.





                                    [----------------------]


                                    By:___________________________
                                             Name:
                                             Title:



                                    Employer Taxpayer
                                    Identification Number:

                                    Address for delivery of Stock
                                    Certificate:



















                                 ASSIGNMENT FORM


                  FOR VALUED RECEIVED, ________________ hereby sells, assigns and transfers unto ________________________ address _________________ the right to purchase Common Stock, par value $.0001 per share, Network Imaging Corporation represented by this Warrant Certificate to the extent of _____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________, to transfer the same on the books of the Company with full power of substitution in the premises.



-----------------
Signature


Dated: ___________

                                   Notice: The signature of this agreement must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


--------------------------

                                                                       Exhibit B
                                                                              to
                                                             Securities Purchase
                                                                       Agreement


                                [Date of Closing]


[Name of Buyer]

                  Re:  Network Imaging Corporation

Ladies and Gentlemen:

                  We have acted as counsel to Network Imaging Corporation, a Delaware corporation (the "Company"), in connection with the Securities Purchase Agreement, dated as of __________, 1966, between you and the Company (the "Agreement") and the transactions contemplated therein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement. The Agreement, the Warrants, and the Registration Rights Agreement are herein referred to collectively as the "Documents."

                  In so acting, we have examined the Documents, and we have examined and considered such corporate records, certificates and matters of law as we have deemed appropriate as a basis for our opinions set forth below.

                  Based upon the foregoing and subject to the assumptions, limitations, qualifications and exceptions stated herein, we are of the opinion that as of the date hereof:

                  (1) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to conduct its business now being conducted.

                  (2) The Company has the requisite corporate power and authority to enter into and perform the Agreement and the Registration Rights Agreement, and to issue the Registrable Securities and the Warrants, in accordance with the terms of the Documents, (ii) the execution and delivery of the Documents by the Company and the consummation by it of the transactions contemplated therein have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required, (iii) the Documents have been duly executed and delivered by the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application and except as rights to indemnity or contribution may be limited by applicable law.

                  (3) The Registrable Securities and the Warrants are dully authorized and, upon issuance and delivery in accordance with the terms of the Documents, will be validly issued, fully paid and non-assessable.

                  (4) As of March 8, 1996, the authorized capital stock of the Company consists of (I) 50,000,000 shares of Common Stock, $.0001 par value of which 19,044,264 shares were issued and outstanding, and (ii) 20,000,000 shares of Preferred Stock $.0001 per value, of which 3,397,413 shares were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights of the stockholders of the Company pursuant to the Company's Certificate of Incorporation or Bylaws or by statute. Except as disclosed in Schedule 3(a) of the Agreement, as of March 8, 1996, to our knowledge, (I) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement).

                  (5) Based upon your representations, warranties and covenants set forth in the Agreement, the Securities may be issued to you pursuant to the Agreement without registration under the 1933 Act.

                  (6) No authorization approval or consent of any court, governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or, to our knowledge, any third party is required to be obtained by the Company for the issuance and sale of the Registrable Securities and the Warrants to you as contemplated by the Documents, except that we express no opinion on the securities or blue sky laws of any state or territory of the United States or any jurisdiction outside the United States.

                  (7) Except as disclosed in Schedule 3(h) of the Agreement or the SEC documents, to our knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the property, business, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or which would adversely affect the validity or enforceability of or the authority or ability of the Company to perform its obligations under the Documents.

                  These opinions are limited to the matters expressly stated herein and are rendered solely for your benefit and may not be quoted or relied upon for any other purpose or by an other person, except that the opinions expressed in paragraphs (3) and (5) above may be relied upon by American Stock Transfer & Trust Company as Transfer Agent.

                  The opinions expressed herein are subject to the following assumptions, limitations, qualifications and exceptions:

                           (a) We have relied upon the  factual  representations
of the Company in the Documents and of officers of the Company in certificates furnished to us and we have not undertaken any independent investigation to determine the existence or absence of those facts; and no inference as to our knowledge of the existence of those facts should be drawn from our representation of the Company.

                          (b) We have assumed the genuineness of all signatures,
the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as copies, the authenticity of certificates of public officials and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Documents).

                           (c) We have  assumed  that each of the parties to the
Documents other than the Company (the "Other Parties") has the legal right, capacity and power to enter into, enforce and perform all of its obligations under the Documents. Furthermore, we have assumed the due authorization by each of the Other Parties of all requisite action and the due execution and delivery of the Documents by each of the Other Parties, and that the Documents are valid and binding upon each of the other Parties and are enforceable against (each Other Party in accordance with their terms.

                           (d) Certain rights,  remedies and  waivers  contained
in the Documents may be rendered ineffective, or may be limited, by applicable laws or judicial decisions governing such provisions but such law and judicial decisions do not, in our opinion, make the Documents inadequate for the practical realization of the benefits which the Documents purport to provide, other than in respect of the adverse economic consequences of any delay in such realization which may result from applicable judicial decisions relating thereto.

                           (e) Requirements in any  of the Documents  specifying
that provisions thereof may be amended or waived only in writing may not be enforceable.

                           (f) No opinion is expressed as to the  enforceability
of  any  choice  of law provisions.

                           (g) Whenever a statement  herein  is qualified by the
phrases "to our knowledge," or similar phrases, it in intended to indicate that during the course of our representation of the Company in the transactions contemplated by the Documents, and having made inquiry of certain officers of the Company as to such matters, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys presently in this firm who have rendered legal services in connection with the representation described in the introductory paragraph of this opinion letter. However, we have not undertaken any independent investigation or review to determine the accuracy of any such statements and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation or review. No inference as to our knowledge of any matter bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

                           (h) In the process of our review of the Company's An-
nual Report on Form 10-K for the fiscal year ended December 31, 1994 (the "Form 10-K"), and any of the other reports filed by the Company pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, since the date of the filing of the Form 10-K, although we have not engaged in any independent investigation, and do not assume any responsibility for the accuracy or completeness of the information contained therein, nothing has come to our attention that would lead us to believe that any of such reports contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading, as of its filing date.

                           (i) Our  examination  of law  relevant  to the maters
covered by this opinion is limited to the laws of Delaware and the federal law of the United States, and we express no opinion as to the effect on the matters covered by this opinion of the laws of any other jurisdiction. To the extent that the governing law with respect to any matters covered by this opinion is the law of a jurisdiction other than Delaware or federal law, we have assumed that the law of such other jurisdiction in identical to Delaware law. In furnishing the opinion regarding the valid existence and good standing of the Company, we have relied solely upon a good standing certificate issued by the Secretary of State of Delaware on March 13, 1996.

                  This opinion is given as of the date hereof and we assume no obligation, to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention or any changes in laws which may hereafter occur.

                                           Very truly yours,



                                           Jones & Blouch L.L.P.

                                  Schedule 3(c)

                Network Imaging Corporation Outstanding Options,
            Warrants, Convertible Securities and Registration Rights

Stock Options

        Plan Options:
        1994 Key Employee Incentive Stock Option Plan
                 Shares Subject to Plan:                        5,000,000
                 Shares for Which Options Are Outstanding: 3,781,901 1993 Key Employee Incentive Stock Option Plan B
                 Shares Subject to Plan:                        1,000,000
                 Shares for Which Options Are Outstanding:        727,060
        1993 Key Employees Incentive Stock Option Plan
                 Shares Subject to Plan:                        1,000,000
                 Shares for Which Options Are Outstanding:        981,269
        1992 Key Employees Incentive Stock Option Plan B
                 Shares Subject to Plan:                          300,000
                 Shares for Which Options Are Outstanding:        218,994
        1992 Key Employees Incentive Stock Option Plan
                 Shares Subject to Plan:                          200,000
                 Shares for Which Options Are Outstanding:        103,250
        Executive Officer Stock Option Plan:
                 Options Subject to Plan:                         600,000
                 Shares for Which Options Are Outstanding:        600,000

        Non-Plan Options:
                 Shares for Which Options Are Outstanding:         51,800

Warrants
                                          Registration          Number of
Warrant                                      Rights             Warrants*
-------                                      ------             ---------
Bridge Loan Warrants (Pre-IPO)                 (1)                 86,996
Warrants (NASDAQ Symbol "IMGXW")               (1)                554,392
IPO Representative                             (2)                 81,000
John Whitman                                   (3)                 50,000
P. Le Menestral                                (1)                 25,000
John Whitman                                   (3)                 33,334
Placement Agent (12/92 Reg. S offering)        (1)                 20,700
Redington, Inc.                                (1)                 30,000
Placement Agent (3/95 Reg. S offering)         (1)                 33,214
Placement Agent (5/93 Reg. S offering)         (4)                  8,558
Placement Agent (8/93 Reg. S offering)         (5)                 50,000
Placement Agent (4 holders)                    (6)                 45,000
   (10/93 Reg. S offering)
Finder (10/93 Reg. S offering)                 (3)                  5,000
Series A Representative (2 holders)            (9)                    **
Placement Agent (Series D)                     None               227,068
Placement Agent (Series E)                     None                34,400
Ed Feldman                                     None                25,000
12/95 Private Placement Warrants (9 holders)   (7)                179,400
Series G Preferred Warrants (2 holders)        (8)                 40,000
Jarl McDonald                                  None                 4,000
Christian Stackhouse                           None                 4,000

* Each of the Warrants  issued to the IPO  Representative  and to the  Placement
Agents in connection with the 12/92, 3/93 and 5/93 Reg S offerings are exercisable for units consisting of one share of Common Stock and one warrant to purchase a share of Common Stock. The warrants listed on this schedule are subject to adjustment in the case of applicable antidilution provisions.

** In connection with the Company's offering of its Series A Cumulative Convertible Preferred Stock warrants were issued to the representative of the underwriters which are exercisable for 140,000 shares of Series A Preferred Stock at $41.25 per share or 253,624 shares of common stock at $22.77 per share or some combination of those securities.

Securities which are Convertible into Capital Stock of the Company:

                                                           Number of Shares
Series A Cumulative Convertible Preferred Stock
         Shares Authorized:                                    1,750,000
         Shares Outstanding                                    1,605,025
Series B-I through B-4 Convertible Preferred Stock
         Shares Authorized:                                    2,092,186
         Shares Outstanding:                                   1,792,186
Series C-1 through C-5 Convertible Preferred Stock***
         Shares Authorized:                                    1,792,186
         Shares Outstanding:                                        None
Series D Preferred Stock
         Shares Authorized:                                           84
         Shares Outstanding:                                        None
Series E Convertible Preferred Stock
         Shares Authorized:                                          544
         Shares Outstanding:                                           2
Series G Convertible Preferred Stock
         Shares Authorized:                                          200
         Shares Outstanding:                                         200


*** The Company and the holder of Series B have agreed to an exchange of Series B for Series C.

Registration Rights

         Registration Rights Referred to in Preceding Notes

         (1)      Included in Registration Statement No. 33-64046

         (2) May piggyback on any Company registration statement until May 8, 1997; may twice demand Company file a registration statement covering common stock or warrants in period from May 8, 1993 to May 8, 1997; included in Registration Statement No. 33-64046.

         (3)      Included in Registration Statement No. 33-84482

         (4) May piggyback on any Company registration statement until April 26, 2000; included in Registration Statement No.33-66046

         (5) May piggyback on any Company registration statement until October 1, 1998; included in Registration Statement No. 33-64046

         (6) May piggyback on any Company registration statement until October 5, 1998; included in Registration Statement No. 33-64046

         (7) Included in Registration Statement No. 33-84482; obligation to maintain in effect until December 31, 1997

         (8) If regulation S rescinded or modified and request by Holder of $1,000,000 of Series G Preferred after four months after the closing, Company to, as soon as possible, use best efforts to file and have registration statement declared effective and thereafter to maintain it in effect for 180 days.

         (9) A majority of the holders of the Warrants and/or Warrant Shares have the right to require the Company to file one registration statement until December 7, 1998. May piggyback on any Company registration statement until December 7, 2000.

         Other

         In connection with the acquisition of Dorotech France SA, in October 1993, Societe Civile Doro-Parts was issued 2,241,147 shares of Common Stock of the Company and Altus Finance SA ("Altus") was issued 2,092,186 shares of Series B Preferred Stock of the Company of which 300,000 shares have been converted into Common Stock. The shares issued to Societe Civile Doro-Parts were registered in Registration Statement No. 33-73164. In July 1994, Altus agreed to exchange the shares of Series B Preferred Stock for shares of Series C Preferred Stock. The shares issued to Altus have not been registered and its right to require the Company to file a registration statement upon demand terminates on August 30, 1997.

         In January 1994, in connection with the product acquisition from RDS Information Systems, four individuals were issued an aggregate of 20,000 shares of Common Stock of the Company of which 4,500 are included in Registration Statement No. 33-84482.

         An aggregate of 669,285 shares of Common Stock of the Company were issued to five individuals in connection with the acquisition of DCR Technologies, Inc. ("DCR") in February 1994. Two former DCR stockholders were issued an aggregate of 175,000 shares of Common Stock of the Company in connection with a Settlement Agreement in June 1995. All the shares are included in Registration Statement No. 33-84482. The Company's obligation to maintain the Registration Statement ends on February 24, 1997.

         In connection with the acquisition of IBZ Digital Production AG, IBZ Vermoegens-und Interessenverwaltung was issued 994,619 shares of Common Stock of the Company. The shares are included in Registration Statement No. 33-84482. The Company's obligation to maintain the Registration Statement ends on November 14, 1996.

         In connection with their employment or consulting agreements with the Company, each of Messrs. Bernardi, Mann and Sterling has the right to require the Company to file a registration Statement covering any or all shares of the Company's Common Stock held by him or issuable to him upon exercise of options. The demand for registration may be made at any time prior to or within one year of termination of the applicable employment or consulting agreement.

                                  Schedule 3(h)


                None, except as set forth in the SEC Documents.